                                 EXHIBIT 10.91


                           LEASE FOR IKON BUILDINGS

                        THE RESERVE AT GREEN'S CROSSING



                                LEASE AGREEMENT



                                BY AND BETWEEN

                         SV RESERVE, L.P., AS LANDLORD

                                      AND

                    IKON OFFICE SOLUTIONS, INC., AS TENANT




                               December 17, 1999

                               TABLE OF CONTENTS

ARTICLE I..............................................................  1

ARTICLE II.............................................................  1

   Section 2.1    Premises.............................................  1
   Section 2.2    Term.................................................  2
   Section 2.3    Use..................................................  2

ARTICLE III............................................................  3

   Section 3.1    Rental Payments......................................  3
   Section 3.2    Additional Rent......................................  3

ARTICLE IV.............................................................  6

   Section 4.1    Services.............................................  6
   Section 4.2    Occupancy of Premises................................  7
   Section 4.3    Landlord's Entry.....................................  7
   Section 4.4    Hazardous Materials..................................  8

ARTICLE V..............................................................  9

   Section 5.1    Leasehold Improvements...............................  9
   Section 5.2    Liens................................................ 10
   Section 5.3    Indemnification...................................... 10

ARTICLE VI............................................................. 11

   Section 6.1    Condemnation......................................... 11
   Section 6.2    Force Majeure........................................ 11
   Section 6.3    Fire or Other Casualty............................... 11
   Section 6.4    Insurance............................................ 12
   Section 6.5    Waiver of Subrogation Rights......................... 12

ARTICLE VII............................................................ 13

   Section 7.1    Default By Tenant.................................... 13
   Section 7.2    Landlord's Remedies.................................. 13
   Section 7.3    Waiver of Duty to Relet or Mitigate.................. 14
   Section 7.4    Reentry.............................................. 14
   Section 7.5    Rights of Landlord in Bankruptcy..................... 15
   Section 7.6    Waiver of Certain Rights............................. 15
   Section 7.7    Non-Waiver........................................... 15
   Section 7.8    Holding Over......................................... 15
   Section 7.9    Abandonment of Personal Property..................... 15
   Section 7.10   Quiet Enjoyment...................................... 15

ARTICLE VIII........................................................... 15

   Section 8.1    Transfers............................................ 15
   Section 8.2    Permitted Transfers.................................. 16
   Section 8.3    Assignment by Landlord............................... 16
   Section 8.4    Limitation of Landlord's Liability................... 16

ARTICLE IX............................................................. 17

   Section 9.1    Subordination........................................ 17
   Section 9.2    Estoppel Certificate or Three-Party Agreement........ 17
   Section 9.3    Notices.............................................. 17

ARTICLE X.............................................................. 17

   Section 10.1   Rights and Remedies Cumulative....................... 17
   Section 10.2   Legal Interpretation................................. 18
   Section 10.3   Authority............................................ 18
   Section 10.4   Brokers.............................................. 18
   Section 10.5   Consents by Landlord................................. 18
   Section 10.6   Joint and Several Liability.......................... 18
   Section 10.7   Independent Covenants................................ 18
   Section 10.8   Attorneys' Fees and Other Expenses................... 19
   Section 10.9   Recording............................................ 19
   Section 10.10  Disclaimer; Waiver of Jury Trial..................... 19
   Section 10.11  Access to Roof....................................... 19
   Section 10.12  Parking.............................................. 19
   Section 10.13  No Accord or Satisfaction............................ 19
   Section 10.14  Acceptance........................................... 19
   Section 10.15  Waiver of Counterclaim............................... 20
   Section 10.16  Time Is of the Essence............................... 20
   Section 10.17  Counterparts......................................... 20


EXHIBITS:
--------

Exhibit A -   Land
Exhibit B -   Floor Plan(s) of Premises
Exhibit C -   Special Stipulations
Exhibit D -   Commencement Date Agreement
Exhibit E -   Work Letter Agreement
Exhibit F -   Building Rules and Regulation

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the
                                 -----
17 day of December, 1999, by and between SV RESERVE, L.P., a Georgia limited partnership ("Landlord"), whose address is 3343 Peachtree Road, N.E., Suite 510,
              --------
Atlanta, Georgia 30326 and IKON OFFICE SOLUTIONS, INC., an Ohio corporation ("Tenant"), whose address is 70 Valley Stream Parkway, Malvern, PA 19355.
  ------
Subject to all of the terms, provisions, covenants and conditions of this Lease, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:


                                  ARTICLE I.

                            BASIC LEASE PROVISIONS
                            ----------------------

Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the premises (defined below), subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated. For purposes of this Lease, the following terms shall have the meanings ascribed to them below:


Building shall mean, collectively, the two (2) buildings consisting of
--------
approximately 78,895 square feet each, or 157,790 square feet total, situated upon the Land (hereinafter defined) commonly known as The Reserve at Green's Crossing located at 810 ("Building A") and 820 ("Building B") Gears Road, Houston, County of Harris, State of Texas, respectively, as the same currently exists or as it may from time to time hereafter be expanded or modified. The term "Buildings" shall mean Building A and Building B.

Commencement Date shall mean May 1, 2000.
-----------------


Land shall mean that certain tract of land situated in Harris County, Texas and
----
more particularly described on Exhibit A attached hereto and hereby made a part
                               ---------
hereof.

Lease Year shall mean each consecutive twelve (12) month period during the Term
----------
commencing with the Commencement Date.

Premises shall have the meaning set forth in Section 2.1 of this Lease.
--------

Prepaid Rent shall mean the amount of $66,567.66 for the first month of the
------------
Term.

Project shall mean the Building, together with the Land, the parking area
-------
serving the Building, all other improvements situated on the Land or directly benefiting the Building, and all additional facilities or improvements directly benefiting the Building that may be constructed in subsequent years.

Term shall mean one hundred twenty (120) months commencing on May 1, 2000.
----


                                  ARTICLE II.

     Section 2.1  Premises.  The Premises demised by this Lease consist of all
                  --------
of Building A consisting of 78,895 rentable square feet (the "Phase I Space") (See Exhibit B), approximately 30,000 rentable square feet of space in Building B (the "Phase II Space") (See Exhibit B) and approximately 32,000 additional rentable square feet of space in Building B (the "Phase III Space") (See Exhibit
B) (collectively, the "Premises") for a total of 140,895 rentable square feet of
                       --------
area. The Premises are shown on the site plan attached as Exhibit B, and are
                                                          ---------
hereby made a part hereof by this reference. All square footage utilized in this Lease has been, or will be as to future space made, in accordance with "Standard Method for Measuring Floor Area in Office Buildings", published by the Secretariat, Buildings Owners and Managers Association International (ANSI/BOMA Z65.1-1996), approved June 7, 1996. Unless otherwise specifically designated, all references to square footage or square feet in this Lease are to rentable square footage or square feet. It is understood between both parties that for purposes of the Lease Agreement, there shall be no add on factor. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that the portion of the Premises located in Building B includes an electrical room. For purposes of determining the rentable area of the Premises, the Premises has only been allocated a pro rata share of the square footage of the electrical room based upon the rentable area of the balance of the Premises in Building B as compared to the rentable area of Building B. Further, Tenant agrees that although such electrical room is included within the Premises, such room shall remain a common area of the Building and shall be under Landlord's sole control and Landlord shall have access to and from such electrical room and shall have the right to utilize parts of the Premises for Landlord's use of and access to the electrical room. Within thirty (30) days after the Phase II Commencement Date (as that term is hereinafter defined) and the Phase III Commencement Date (as that term is hereinafter defined), Landlord shall have the right with Gensler, Tenant's architect, to remeasure the Phase II Space and the Phase III Space in accordance with the foregoing standard and if determined by Landlord to be different than the rentable square footage of the Phase II Space and the Phase III Space described above, then the rentable square footage of the Premises and all payments of Base Rent, Additional Rent and other sums hereunder shall be adjusted accordingly. Tenant shall have the right to decrease the rentable area of the Phase II Space and the Phase III Space subject to the following terms and conditions:

  (i) Such right shall be exercised by Tenant, if at all, on or before February 1, 2000 by written notice to Landlord;

  (ii) Landlord and Tenant must agree upon the demising lines for the Phase II Space and the Phase III Space within ten (10) days after Tenant's election to adjust;

  (iii) Tenant shall have no right to decrease the total rentable area of the Premises to less than 135,000; and

  (iv) The Phase II Space and the Phase III Space must be contiguous along the entire common demising line.

In the event that either (i) Landlord elects to remeasure the Premises using Tenant architect, Gensler, as provided hereinabove, or (ii) Tenant elects to decrease the rentable area of the Premises, then the rentable area of the Premises shall be automatically adjusted in this Lease for all purposes as well as Base Rent, Tenant's Pro Rata Share, the Tenant Improvement Allowance and all other amounts herein which vary with the rentable square feet of the Premises.

In the event that Tenant leases less than all of the Project, Landlord covenants and agrees to lease the balance of the Project to other third party office tenants whose uses are consistent with the use and operation of the Project and other similarly situated office buildings in the vicinity.

     Section 2.2  Term.  The Term of this Lease shall begin on the Commencement
                  ----
Date and shall continue in full force and effect for the Term of this Lease unless extended or sooner terminated in accordance with the provisions of this Lease. Notwithstanding the foregoing, Rent due hereunder with respect to the Phase II Space shall not begin until the earlier of (i) July 1, 2000 or (ii) the date Tenant begins use and beneficial occupancy of the Phase II Space (the "Phase II Commencement Date") and Rent due hereunder with respect to the Phase III Space shall not begin until the earlier of (a) September 1, 2000 or (b) the date Tenant begins use and beneficial occupancy of the Phase III Space (the "Phase III Commencement Date"), subject, however, to the terms of Special Stipulation No. 2 in Exhibit C of this Lease. After the occurrence of the Phase
                     ---------
II Commencement Date, Tenant and Landlord shall execute a certificate in the form attached hereto as Exhibit D stipulating and agreeing to the Phase II
                        ---------
Commencement Date and after the occurrence of the Phase III Commencement Date, Tenant and Landlord shall execute a certificate in the form attached hereto as Exhibit D stipulating and agreeing to the Phase III Commencement Date. Landlord
---------
acknowledges and agrees that use and beneficial occupancy of the Premises shall not include construction and construction related activities such as the storing of construction materials.

     Section 2.3  Use.  The Premises are to be used only for general office
                  ---
purposes which shall include, but not be limited to, employee training, employee lunch room and/or kitchen facilities (including vending machines for Tenant's use only), printing facilities and incidental storage and warehouse facilities relating thereto, meeting and conference rooms, operation of an employee cafeteria, operation of an employee delicatessen (solely for the use of Tenant's employees and guests), telecommunication facility, data processing and computer facilities and equipment and for no other business or purpose without the prior written consent of Landlord which consent shall not be unreasonable withheld, delayed or conditioned, provided such use is consistent with the use of similarly situated office buildings in the area. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. In the event of a breach of this covenant, Tenant shall immediately cease the performance of such unlawful act or such act that is increasing or has increased the existing rate of insurance and shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. If any of Tenant's office machines or equipment unreasonably disturb any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance at its sole cost and expense. Tenant shall not, without Landlord's prior consent except as outlined and specifically agreed to within this Lease, install any equipment, machine, device, tank or vessel which is subject to any federal, state or local permitting requirement. Tenant, at its expense, shall comply with all applicable laws, statutes, ordinances and governmental rules, regulations or requirements governing the installation, operation and removal of any such equipment, machine, device, tank or vessel. Tenant, at its expense, shall comply with all applicable laws, statutes, ordinances, governmental rules, regulations or requirements, and the applicable provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein. The current rules and regulations for the Building are attached hereto as Exhibit F. Without limiting the foregoing,
                                ---------
Tenant agrees to be wholly responsible at Tenant's sole cost and expense for any accommodations or alterations which need to be made to the interior of the Premises to comply with the provisions of the Americans With Disabilities Act of 1990, as amended. Landlord shall be wholly responsible at Landlord's sole cost and expense (subject to reimbursement pursuant to and in accordance with the terms of Section 3.2 of this Lease, if applicable) for any accommodations or alterations which need to be made to the exterior of the Premises and/or the Project to comply with the provisions of the Americans with Disabilities Act of 1990, as amended, and the Texas Accessibility Standards, except for any accommodations or alterations required by Tenant's Work (as that term is defined in Exhibit E) or Tenant's particular use of the Premises. Notwithstanding the
   ---------
foregoing, Landlord shall be responsible, at its sole cost and expense (not subject to any reimbursement hereunder), for the completion of the Building in compliance with all applicable laws, ordinances, rules and regulations.

                                 ARTICLE III.

     Section 3.1  Rental Payments.
                  ---------------

     (a)  Base Rent.  Commencing on the Commencement Date and continuing
          ---------
thereafter throughout the Term, Tenant shall pay the Base Rent described in this paragraph, which is due and payable each Lease Year during the Term hereof in twelve (12) equal installments on the first (1st) day of each calendar month during the Term, and Tenant shall make such installments to Landlord at Landlord's address specified in this Lease (or such other address as may be designated by Landlord from time to time) monthly in advance. Base Rent during the Term shall be as follows:

     Months of           Base Rent Per         Base Rent    Base Rent
       Term           Rentable Square Foot     Annually      Monthly
       ----           --------------------     --------      -------

     1 - 2                  $10.125         $  798,811.87  $ 66,567.66
     3 - 4                  $10.125         $1,102,561.80  $ 91,880.15
     5 - 9                  $10.125         $1,426,561.80  $118,880.15
     10 - 60                $12.775         $1,799,993.60  $149,994.46
     61 - 120               $14.125         $1,990,141.80  $165,845.15

Base Rent is subject to adjustment as provided in Section 2.1 above. So long as Tenant is not then in default under this Lease, in the event Tenant has paid Landlord any Prepaid Rent such Prepaid Rent shall be applied to the first (1st) monthly installment of Base Rent due hereunder.


     (b)  Partial Month.  If the Commencement Date is other than the first (1st)
          -------------
day of a calendar month or if this Lease expires or terminates on a day other than the last day of a calendar month, then the installments of Base Rent for such month or months shall be prorated based upon multiplying the applicable Base Rent by a fraction, the numerator of which shall be the number of days of the Term occurring during said commencement or termination month, as the case may be, and the denominator of which shall be the number of days in such month.


     (c)  Payment; Late Charge; Past Due Rate.  The Base Rent, the Additional
          -----------------------------------
Rent (hereinafter defined), any Prepaid Rent and any and all other payments, which Tenant is obligated to make to Landlord under this Lease, shall constitute and are sometimes hereinafter collectively referred to as "Rent". Tenant shall
                                                           ----
pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord or to such other person or persons as may be designated by notice from Landlord to Tenant from time to time in lawful money of the United States of America at the times and in the manner provided in this Lease, without demand, deduction, abatement, setoff, counterclaim or prior notice. Tenant hereby acknowledges that late payment to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sum due to Landlord from Tenant is not received on or before five (5) days after its due date, then Tenant shall pay to Landlord immediately upon Landlord's demand therefor a late charge in an amount equal to three percent (3%) of such overdue amount, plus any reasonable attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder; provided, however, if Tenant fails to pay Base Rent hereunder within such 5-day period more than twice in any Lease Year, then thereafter such late charge shall be assessed immediately upon Tenant's failure to pay on or before the due date for any such Base Rent.

     Section 3.2  Additional Rent.
                  ---------------

     (a)  Definitions:
          -----------


          (i)  "Operating Expenses" means all reasonable expenses, costs and
                ------------------
disbursements of every kind and nature relating to or incurred or paid by or on behalf of Landlord in connection with the ownership and operation of the Project, (excluding all such expenses, costs and disbursements paid directly by Tenant), computed on an accrual basis in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

               (A) wages and salaries of all persons directly engaged in the operation, maintenance, security, or access control of the Project, including all taxes, insurance and benefits relating thereto (to the extent that persons are engaged with respect to more than one building, wages and salaries relating to such persons shall be equitably apportioned between all such buildings including the Building, based upon the relative time spent on each building);

               (B) the actual cost of all supplies, tools, equipment and materials used in the operation and maintenance of the Project, including rental fees for the same, if such items are not purchased and amortized pursuant to this Section 3.2 below;
     -----------

               (C) the actual cost of all utilities for the Project, including but not limited to the cost of water and power, heating, lighting, air conditioning and ventilating (excluding those costs billed to specific tenants) of the Building and Project;

               (D) the actual cost of all maintenance and service agreements for the Project which shall be competitively bid and the equipment therein, including but not limited to alarm service, security service, access control, landscaping, window cleaning, pest control, and exterior cleaning and sweeping service;

               (E) the actual cost of repairs and general maintenance, excluding repairs and general maintenance paid by proceeds of insurance, by Tenant or by other third parties, and alterations attributable solely to tenants of the Building;

               (F) amortization (together with reasonable financing charges) of the cost of capital investment items which are installed after completion of construction of the Premises for the purpose of reducing operating expenses, promoting safety, complying with governmental requirements or maintaining the quality of the Building;

               (G) the cost of all insurance relating to the Project (Landlord agreeing to carry insurance with such coverages and in such amounts as is customarily carried by other owners of similarly situated office buildings) and the cost of reasonable deductibles paid on claims made by Landlord;

               (H) Landlord's and/or Landlord's managing agent's accounting costs applicable to the Project;

               (I) all reasonable property management fees directly applicable to the Project; and

               (J) All taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they are imposed by taxing districts or authorities currently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments, assessed against or attributable to the Project or its operation, excluding, however, federal and state taxes on income, death taxes, franchise taxes and any taxes imposed or measured on or by the income of Landlord from the operation of the Project together with the reasonable cost (including attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge ("Real Estate
                                                                     -----------
Taxes"); provided, however, that if at any time during the Term the present
-----    --------  -------
method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof shall be changed and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Real Estate Taxes to the extent that such substitute or additional tax would be payable if the Project were the only property of Landlord subject to such tax.

     (ii) Operating Expense Exclusions.  Notwithstanding the foregoing,
          -----------------------------
Operating Expenses shall not include the following:

          a. Cost of repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature or by the exercise of eminent domain if and to the extent Landlord receives compensation.

          b. Leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants or occupants.

          c. Renovating or otherwise improving, or decorating or redecorating space for tenants or other occupants of the Building.

          d. Landlord's costs of electricity and other services that are sold or provided to tenants and for which Landlord is entitled to be reimbursed by tenants as an additional charge or rental over and above the Base Rent and Additional Rent payable under this Lease with such tenant.

          e. Costs incurred by Landlord for alterations or improvements which are considered capital improvements or replacements under generally accepted accounting principles, except as expressly provided above in
          Section 3.2(a)(i)(F).

          f.   Depreciation and amortization, except as provided above in
          Section 3.2(a)(i)(F).

          g. Expenses in connection with services or other benefits which are not made available to Tenant but which are provided to other tenants or occupants.

          h. Costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease.

          i. Interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground leases.

          j. Any costs, fines or penalties incurred due to violations by Landlord or any governmental rule or authority, except if and to the extent such costs, fines or penalties are the subject of a good faith appeal by Landlord.

          k. Compensation paid to officers and executives of Landlord (but it is understood that the on-site building manager and other on-site employees below the grade of building manager may carry a title such as vice president and the salaries and related benefits of these officer/employees of Landlord would be allowable Operating Expenses) and any general corporate overhead of the Landlord.

          l. Cost incurred in the removal of asbestos or other substances considered to be detrimental to the health or the environment of occupants of the Building.

          m. Costs associated with bringing the Building in compliance of general building codes, which codes were enacted prior to Tenant's occupancy, whether such work is performed before or after the Commencement Date of this Lease.

          (iii)  Tenant's Right to Audit.  In the event that within ninety (90)
                 -----------------------
days after Tenant's receipt of the Statement (as that term is hereinafter defined) for the prior calendar year, Tenant reasonably believes that certain of the Operating Expenses charged by Landlord include costs that are not properly included within the term "Operating Expenses" or that Landlord has erred in calculating same, Tenant shall have the right to audit Landlord's books and records in accordance with this paragraph. Tenant shall exercise such audit right by providing Landlord with a written notice of Tenant's exercise of such audit right within such 90-day period and a statement enumerating reasonably detailed reasons for Tenant's objections to the Statement issued by Landlord (the "Audit Notice"). Upon the receipt by Landlord of an Audit Notice, Landlord shall instruct its property manager at the Building to meet with a designated employee of Tenant (the "Tenant Representative") to discuss the objections set forth in the Audit Notice. Landlord shall provide the Tenant Representative with reasonable access to Landlord's books and records at the Building relating to Operating Expenses for the calendar year in question in order to attempt to resolve the issues raised by Tenant in the Audit Notice. If, within thirty (30) days after Landlord's receipt of the Audit Notice, Landlord and Tenant are unable to resolve Tenant's objections, then not later than ten (10) days after the expiration of such 30-day period, Tenant shall notify Landlord if Tenant wishes to employ an independent, reputable certified public accounting firm charging for its services on an hourly rate or fixed fee (and not a contingent fee) basis ("Acceptable Accountants") to inspect and audit Landlord's books and records for the Building relating to the objections raised in Tenant's statement. Such audit shall be limited to a determination of whether or not Landlord calculated the Operating Expenses in accordance with the terms and conditions of this Lease and normal and customary accounting methods used by owners of similar buildings in the area for calculating Tenant's Expense Increase. All costs and expenses of any such audit shall be paid by Tenant.
Any audit performed pursuant to the terms of this section shall be conducted only by the Acceptable Accountants at the offices of Landlord's property manager at the Building. Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to exercise its audit right pursuant to this section only in strict accordance with the foregoing procedures no more often than once per calendar year and each such audit shall relate only to the calendar year most recently ended. In the event that Tenant fails to notify Landlord within the foregoing 90-day period that Tenant objects to the Statement, then Tenant's right to audit such year's Statement shall be null and void. In the event such inspection or audit by Tenant shall show that the Operating Expenses for any Lease Year shall have been overstated by five percent (5%) or more, Landlord agrees to pay the reasonable out-of-pocket costs of any audit conducted by Tenant's independent certified public accountant (not to exceed, in any event, the lesser of (i) Five Thousand Dollars ($5,000.00) or (ii) the total amount of the overstatement) and to refund to Tenant, within thirty (30) days of the date of receipt by Landlord of a copy of Tenant's audit, all or any portion of the overpayment paid by Tenant as Additional Rent for the Lease Year in question.
In the event such inspection or audit by Tenant shall show that the Operating Expenses for any Lease Year have been understated, then Tenant shall pay to Landlord, within thirty (30) days of receipt by Tenant of the audit results, such underpayment of Additional Rent. In the event that Landlord disputes that the results of Tenant's audit or inspection accurately reflects the terms and conditions of this Lease and the application of such terms and conditions to the Operating Expenses for such Lease Year, Landlord shall have the right to submit such dispute to the American Arbitration Association for binding arbitration on an expedited basis. Landlord and Tenant agree to comply with the foregoing provisions regarding refund/payment of the sums due after the arbitration decision is rendered.

          (iv)   "Adjustment Period" means each calendar year occurring during
                  -----------------
the Term beginning with calendar year 2000, which shall be the first Adjustment Period.

          (v)    "Tenant's Pro Rata Share" means the percentage calculated by
                  -----------------------
dividing the rentable area of the Premises (numerator) by the rentable area of the Building (denominator), and expressing the fraction as a percentage.

     (b)  Gross-Up Adjustment.  If the Building is less than fully occupied or
          -------------------
if standard Landlord services are not provided to the entire Building during any Adjustment Period, then Operating Expenses for such Adjustment Period shall be "grossed up" by Landlord to that amount of Operating Expenses that, using reasonable projections, would normally be expected to be incurred during the Adjustment Period if the Building was ninety-five percent (95%) occupied and receiving building standard Landlord services during the Adjustment Period, as determined under generally accepted accounting principles consistently applied.

     (c)  Payment by Tenant.  Tenant hereby agrees to pay Landlord as additional
          -----------------
rent (the "Additional Rent") Tenant's Pro Rata Share of Operating Expenses for
           ---------------
any Adjustment Period.


     (d)  Manner of Payment.
          -----------------

          (i) Landlord may give Tenant notice of Landlord's estimate of amounts payable under this Section 3.2 for each Adjustment Period based upon
                           -----------
generally accepted accounting principles consistently applied. By the first day of each month during the Adjustment Period, Tenant shall pay Landlord one-twelfth (1/12th) of the estimated amount. If for any reason the estimate is not given before the Adjustment Period begins, Tenant shall continue to pay on the basis of the previous year's estimate, if any, until the month after the new estimate is delivered to Tenant in writing.

          (ii) Within one hundred twenty (120) days after each Adjustment Period ends, or as soon thereafter as reasonably practical, Landlord shall give Tenant a statement (the "Statement") showing the: (A) actual Operating Expenses
                         ---------
for the Adjustment Period; (B) the amount of Tenant's Pro Rata Share of such Operating Expenses; (C) the amount, if any, paid by Tenant during the Adjustment Period towards Tenant's Pro Rata Share of Operating Expenses; and (D) the amount Tenant owes towards Tenant's Pro Rata Share of Operating Expenses or the amount Landlord owes as a refund. Delay by Landlord in providing to Tenant any Statement shall not relieve Tenant from the obligation to pay any Additional Rent upon the rendering of such Statements.

          (iii) If the Statement shows that the actual amount Tenant owes for the Adjustment Period is less than the estimate of Tenant's Pro Rata Share of Operating Expenses paid by Tenant during the Adjustment Period, Landlord shall return the difference (the "Overpayment"). If the Statement shows that the
                            -----------
actual amount Tenant owes is more than any estimate of Tenant's Pro Rata Share of Operating Expenses paid by Tenant during the Adjustment Period, Tenant shall pay the difference (the "Underpayment"). The Overpayment or Underpayment shall
                         ------------
be paid within thirty (30) days after the Statement is delivered to Tenant.


          (iv) During any Adjustment Period in which this Lease is not in effect for a complete calendar year, unless it was ended due to Tenant's default, Tenant's obligation for Additional Rent for those Adjustment Periods shall be prorated by multiplying the Additional Rent for the Adjustment Period by a fraction expressed as a percentage, the numerator of which is the number of days of the Adjustment Period included in the Term and the denominator of which is 365.

     (e)  Prepaid Rent.  Upon execution of this Lease, tenant shall pay to
          ------------
Landlord the Prepaid Rent.


                                  ARTICLE IV.


     Section 4.1  Services.
                  --------

     (a)  Services Provided.  Landlord shall furnish to Tenant while Tenant is
          -----------------
occupying the Premises:

          (i) Cold domestic water for Tenant's restrooms and toilets in locations as shown on the Building Plans which at a minimum shall provide adequate water service for two (2) sets of restrooms for each of the Buildings along with necessary water/sewer service for standard office water or as required by applicable law or code.

          (ii) Locks on the exterior entry doors; provided, however, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Premises, and Tenant hereby releases Landlord from all liability for such losses, damages or injury. Landlord acknowledges that Tenant plans to install a separate access control system and/or expand the provided system, subject to Landlord's approval as to the plans and specifications which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall have the right to remove any security equipment that Tenant has installed in the Premises either during, or after, the Term and any renewals thereof. Tenant acknowledges that pursuant to the terms of Section 5.1(c) of this Lease, Landlord may require Tenant to remove such access control system upon the expiration or earlier termination of this Lease. Further, in the event that Tenant installs such system, then Tenant shall provide to Landlord a master key or access card to allow Landlord access to the Premises as prescribed elsewhere in this Lease.

          (iii) Electrical capacity to the Premises in the amount of eleven (11.00) watts per square foot of rentable area (the "Building standard rated electrical design load"). The Building Standard rated electrical design load shall be the total watts per rentable square foot available to the Premises for all purposes including, without limitation, operation of the HVAC system.


                 Should Tenant desire electrical capacity in excess of the Building standard rated electrical design load, any additional equipment, including, without limitation, high voltage panels shall be installed by Landlord at Tenant's sole cost and expense, subject to Tenant's price approval of the costs and expenses of such additional equipment.

          Except as expressly provided above, Tenant shall be responsible, at its sole cost and expense, for all services and utilities to the Premises, excluding those outlined in the Operating Expenses including, without limitation, heating, ventilation and air conditioning. Landlord and Tenant acknowledge and agree that electricity serving the Premises shall (and other utilities may) be separately metered or submetered at Tenant's sole cost and expense and Tenant shall be solely responsible for paying all such costs directly to the utility provider. Further, Landlord shall not be obligated to furnish any janitorial services to the Premises. Tenant shall at its expense throughout the Term cause janitorial services to be provided to the Premises by contracting directly with a janitorial service company approved by Landlord which approval shall not be unreasonably withheld, delayed or conditioned. Tenant shall not be obligated to pay Landlord any pro-rata share of janitorial services, and or any other Operating Expenses for which Tenant pays separately from Operating Expenses, which Landlord provides exclusively to any portion of the Buildings occupied by third parties.


     (b)  Cessation of Services. To the extent the services described in Section
          ---------------------                                          -------
4.1(a) of this Lease require electricity, gas and water supplied by public
------
utilities , Landlord's covenants thereunder shall only impose on Landlord the obligation to use its best efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this
Section 4.1 to any extent, or any cessation thereof, shall not render Landlord
-----------
in default hereunder or liable in any respect for damages to either person or property, or be construed as an eviction of Tenant, or work an abatement of Rent, or relieve Tenant from fulfillment of any covenant or agreement hereof, except as provided herein below. In addition to the foregoing, should any of the equipment or machinery break down, cease to function properly for any cause, or be intentionally turned off for testing or maintenance purposes, Tenant shall have no claim for abatement or reduction of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided,
                                                                   --------
however, Landlord agrees to use diligent efforts to repair said equipment or
-------
machinery and to restore said services.

     (c)  Interruption of Service.  Notwithstanding anything to the contrary
          -----------------------
contained in this Lease, if Tenant cannot reasonably use the Premises for Tenant's intended business operations by reason of any interruption in services to be provided by Landlord (and Tenant does not in fact use the Premises) and such condition exists for three (3) consecutive business days, then Tenant's Base Rent shall be equitably abated for that portion of the Premises that Tenant is unable to use for Tenant's intended business operations until such service is restored to the Premises. Tenant shall not, however, be entitled to any abatement of Base Rent if the interruption or abatement in service or the failure by Landlord to furnish such service is the result of force majeure or is the result of an interruption or abatement in service of a public utility (collectively, an "Unavoidable Interruption"). By way of example only, there shall be no abatement of Base Rent if Landlord is unable to furnish water or electricity to the Premises if no water or electricity is then being made available to the Building by the supplying utility company or municipality. At the time of the loss of service, Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement and Tenant only shall be entitled to abatement of Base Rent in proportion to the area rendered unusable. Landlord may prevent or stop abatement by providing substantially the same service in similar quality and quantity by temporary or alternative means until the cause of the loss of service can be corrected. Such abatement shall be Tenant's sole remedy for loss of service and Tenant shall have no right to terminate this Lease, unless such interruption of service continues for sixty
(60) consecutive days, and is not an Unavoidable Interruption, in which case Tenant shall have such rights and remedies available to Tenant at law or in equity.

     Section 4.2  Occupancy of Premises.  Tenant shall, throughout the Term of
                  ---------------------
this Lease, at its own expense, maintain all improvements on the Premises in the manner set forth in Section 5.1 of this Lease, and shall keep the Premises free from waste, damage or nuisance, and shall deliver up the Premises in a clean and sanitary condition at the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, in good repair and condition, reasonable wear and tear and damage by casualty, as set forth in
Section 6.3 of this Lease excepted. In the event Tenant should neglect to maintain and/or return the Premises in such manner, Landlord shall have the right, but not the obligation after providing Tenant with thirty (30) days written notice specifying the particulars of such correction to be made, together with a reasonable time thereafter to correct the same, to cause repairs or corrections to be made, and any reasonable costs therefor shall be payable by Tenant to Landlord within ten (10) days of demand therefor by Landlord. Upon the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, Landlord shall have the right to reenter and resume possession of the Premises. No act or thing done by Landlord or any of Landlord's agents (hereinafter defined) during the Term of the Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and executed by Landlord.

     Section 4.3  Landlord's Entry.  Tenant shall permit Landlord and its agents
                  ----------------
to enter the Premises at all reasonable times to inspect the same; to show the Premises to prospective tenants (only within twelve (12) months of the expiration of the term of this Lease and with notice to Tenant), or interested parties such as prospective lenders and purchasers; to exercise its rights under this Lease; to discharge Tenant's obligations when Tenant has failed to do so within the time required under this Lease or within a reasonable time after written notice from Landlord, whichever is earlier, though Landlord shall in no event be obligated to do so; to post notices of nonresponsibility and similar notices and "For Sale" signs at any time and to place "For Lease" signs upon or adjacent to the Building or the Premises at any time within twelve (12) months of the expiration of the term of this Lease. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary during such as emergency, Landlord may temporarily close entrances, doors, or other facilities without liability to Tenant by reason of such closure.

     Section 4.4  Hazardous Materials.
                  -------------------

     (a) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively "Environmental Laws") or poses or threatens to pose a hazard to
               ------------------
the health or safety of persons on the Premises or any adjacent property.

     (b) Tenant agrees that during its use and occupancy of the Premises it will not permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business and that it will strictly comply with all Environmental Laws relating to the use, storage or disposal of any such Hazardous Materials. In connection therewith, Landlord acknowledges that Tenant may install and utilize printing facilities in the Premises so long as such facilities do not occupy more than 20,000 rentable square feet of area.

     (c) Tenant shall give prompt written notice to Landlord of: (A) becoming aware of any use, generation, manufacture, production, storage, release, discharge or disposal of any Hazardous Materials on, under, from or about the Premises or the migration thereof to or from other property; (B) the commencement, institution or threat of any proceeding, inquiry or action by or notice from any local, state or federal governmental authority with respect to the use or presence of any Hazardous Materials on the Premises or the migration thereof from or to other property; (C) all claims made or threatened by any third party against Tenant or the Premises relating to any damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials; (D) Tenant's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law, or any regulation adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law; and (E) obtaining knowledge of any occurrence of expense by any governmental authority or others in connection with the assessment, containment or removal of any Hazardous Materials located on, under, from or about the Premises or any property adjoining or in the vicinity of the Premises.

     (d) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises or the Land, Tenant shall provide immediate notice of the same to Landlord and agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (i) the requirements of (A) all Environmental Laws and (B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (ii) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises or the Land. Provided, however, Tenant shall not take any action under this Section 4.4(d) without first obtaining Landlord's consent
                      --------------
thereto. Landlord shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it deems reasonably necessary to protect the value of the Premises or the Land. All costs and expenses paid or incurred by Landlord in the exercise of such right shall be payable by Tenant upon demand.

     (e) Upon reasonable notice to Tenant, Landlord may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     (f) Landlord shall have the right, no more than once per year, to engage or cause Tenant to engage, each at Landlord's sole cost and expense, an environmental consultant acceptable to both Landlord and Tenant, to review compliance by Tenant with all applicable laws and standards existing at such time with respect to the practice relating to contamination or hazardous waste compliance methods, conditions and procedures and Tenant's development of a plan to identify, contain and remediate problems caused by such Hazardous Materials. The foregoing sentence shall not be deemed to require an environmental compliance audit, unless otherwise reasonably recommended pursuant to such review. In the event that Landlord reasonably believes that there may be a violation or threatened violation by Tenant of any Environmental Law or a violation or threatened violation by Tenant of any covenant under this Article IV, Landlord is authorized, but not obligated, by itself, is agents, employees or workmen to enter at any reasonable time, so long as Landlord uses its reasonable best efforts to not unduly interfere with Tenant's normal conduct of business, upon any part of the Premises for the purposes of inspecting the same for Hazardous Materials and Tenant's compliance with this Article IV, and such inspections may include, without limitation, soil borings. Tenant agrees to pay to Landlord, upon Landlord's demand, all actual and customary expenses, costs or other amounts incurred by Landlord in performing any inspection for the purposes set forth in this Section 4.4 only if it is found that Tenant has violated any provision of this Section 4.4.

     (g) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees, and in a condition which complies with all Environmental Laws.

     (h) Tenant agrees to indemnify and hold harmless Landlord and Landlord's Related Parties (as defined in Section 5.3 of the Lease) from and against any
                               -----------
and all claims, losses (including, without limitation, loss in value of the Premises or the Land), judgments, demands, causes of action, liabilities and expenses (including reasonable attorney's fees and costs arising from the same) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees or (ii) Tenant's breach of any provision of this Section. Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, losses, judgements, demands, causes of actions, liabilities and expenses (including reasonable attorneys' fees and costs arising from the same) sustained by Tenant attributable to any Hazardous Materials placed on or about the Premises by Landlord or its agents, employees, contractors and invitees.

     (i) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

     (j) Landlord represents and warrants that to the best of its knowledge, as of the Commencement Date, the Project and Premises are free of any Hazardous Materials.


                                  ARTICLE V.

  Section 5.1  Leasehold Improvements.
               ----------------------

     (a)  Acceptance of Premises.  Tenant has made a complete inspection of the
          ----------------------
Premises including the physical condition of the Building and any improvements, expenses, operation and maintenance, zoning, status of title and use that may be made of the Premises and every other matter or thing affecting the Premises, and shall accept the Premises in their "AS IS," "WHERE IS," and "WITH ALL FAULTS" condition on the Commencement Date without recourse to Landlord, subject to the terms of Exhibit E attached hereto and hereby made a part hereof. Landlord has
         ---------
not made and does not make any representations and warranties whatsoever with respect to the Premises or otherwise with respect to this Lease, except as otherwise provided herein and may be set forth on Exhibit E hereto. Landlord
                                                  ---------
shall have no obligation to furnish, equip or improve the Premises except for the satisfactory completion of all work to be performed by Landlord as otherwise provided for herein.


     (b)  Improvements and Alterations.  Tenant shall not make or allow to be
          ----------------------------
made (except as otherwise provided in this Lease) any improvements, alterations or physical additions (including fixtures) in or to the Premises or the Project in excess of $50,000 for any one alteration, addition or improvement or which affect any structural or building system components of the Premises or Project (mechanical, electrical or plumbing) or which under applicable laws require a building, electrical, plumbing or other permit, without first obtaining the written consent of Landlord, including Landlord's written approval of Tenant's contractor(s) and of the plans, working drawings and specifications relating thereto except as set forth in Exhibit E. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any alterations, improvements, modifications or additions to the Premises or the Project shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or alterations, improvements, modifications or additions to which they relate, for any use, purpose or conditions, but such approval shall merely be the consent of Landlord as required hereunder. Except as otherwise expressly provided in Exhibit E attached hereto, any and all furnishing, equipping and improving of or
---------
other alteration and addition to the Premises shall be: (i) made at Tenant's sole cost, risk and expense, and in the case of alterations, improvements or additions requiring a permit by Tenant and if it is necessary for Landlord to employ a third party consultant to review Tenant's plans and specifications, then Tenant shall reimburse Landlord for Landlord's actual reasonable costs incurred in connection with such consultant; (ii) performed in a prompt, good and workmanlike manner with labor and materials of such quality as the initial tenant improvements; (iii) constructed in accordance with all plans and specifications approved in writing by Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned prior to the commencement of any such work only if such work is in excess of $50,000 (as described hereinabove);
(iv) prosecuted diligently and continuously to completion so as to minimize interference with the normal business operations of other tenants in the Building; and (v) performed by contractors approved in writing by Landlord which approval shall not be unreasonable withheld, delayed or conditioned. Landlord and Tenant will mutually agree to a list of contractors or subcontractors who may be employed by Tenant for any such work at the time the proposed work is to be completed. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item. Tenant shall notify Landlord upon completion of such alterations, improvements, modifications or additions and Landlord shall inspect same for workmanship and compliance with the approved plans and specifications. Tenant and its contractors shall comply with all reasonable requirements Landlord may impose on Tenant or its contractors with respect to such work (including but not limited to, insurance, indemnity and bonding requirements) only if modification is in excess of $50,000, and shall deliver to Landlord a complete copy of the "as-built" or final plans and specifications for all alterations or physical additions so made in or to the Premises within thirty (30) days of completing the work. Tenant shall not place safes, vaults, filing cabinets or systems, libraries or other heavy furniture or equipment within the Premises after the initial occupancy of the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld, delayed or conditioned.

     (c)  Title to Alterations.  All Alterations, physical additions,
          --------------------
modifications or improvements in or to the Premises (including fixtures) shall, when made, become the property of Landlord except as provided for in the Lease (security system, generator, UPS, etc.) and shall be surrendered to Landlord upon termination or expiration of this Lease or termination of Tenant's right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; provided, however, that Tenant shall
                                        --------  -------
retain title to and shall remove from the Premises movable equipment or furniture owned by Tenant, repair any damage caused thereby, and return the Premises to their preexisting condition. Notwithstanding any of the foregoing to the contrary, Landlord may require Tenant to remove all alterations, additions or improvements to the Premises including, without limitation, any computer, satellite or telecommunications equipment or hardware, whether or not such alterations, additions, or improvements are located in the Premises upon the expiration or earlier termination of this Lease or the termination of Tenant's right to possession of the Premises and restore the same to Building standard condition, reasonable wear and tear excepted, provided that Landlord advises Tenant in writing that such must be removed when Landlord grants its consent for any such alterations. The rights conferred to Landlord under this Section 5.1(c) shall be in addition to (and not in conflict with) any other rights conferred on Landlord by this Lease, in equity or at law.

     (d)  Personal Property Taxes; Sales, Use and Excise Taxes.  Tenant shall be
          ----------------------------------------------------
responsible for and shall pay ad valorem taxes and other taxes, assessments or charges levied upon or applicable to Tenant's personal property, the value of Tenant's leasehold improvements in the Premises in excess of Building standard (and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the taxes assessed on the Project to give effect to this Section 5.1(d)) and all license fees and
                                   --------------
other fees or charges imposed on the business conducted by Tenant on the Premises before such taxes, assessments, charges or fees become delinquent. Tenant shall also pay to Landlord with all Rent due and owing under this Lease an amount equal to any sales, rental, excise and use taxes levied, imposed or assessed by the State or any political subdivision thereof or other taxing authority upon any amounts classified as rent.


     (e)  Repairs, Maintenance and Property Management.  Tenant shall, at its
          --------------------------------------------
sole cost and expense, repair and maintain the Premises during the Term of this Lease including, without limitation, all components thereof such as the HVAC systems, plumbing and electrical and all other installations reflected on the Final Plans including, if necessary, the replacement of such components. All repairs, alterations or additions that affect the Project's structural components or base building mechanical, electrical or plumbing systems shall be made by Landlord or its contractors only at Landlord's sole cost and expenses (subject, however, to reimbursement pursuant to and in accordance with the terms of Section 3.2 of this Lease, if applicable). Landlord shall repair and maintain the Landlord's Work as defined in Exhibit E, unless such repairs or
                                           ---------
maintenance is due to Tenant's negligence or willful misconduct. Landlord's repairs and maintenance costs may be included in Operating Expenses if otherwise permitted pursuant to the terms of this Lease. Unless otherwise provided herein, Landlord shall not be required to make any improvements to or repairs of any kind or character to the leasehold improvements located in the Premises during the Term.

Tenant's obligation to maintain the Premises shall include the obligation to repair, maintain and replace (if necessary,) the HVAC system and Tenant hereby agrees to enter into a preventative maintenance/service contract with a maintenance contractor approved by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned) for servicing all air conditioning, heating, ventilating and other such equipment within or servicing the Premises.

     Section 5.2  Liens.  Tenant shall keep the Premises and the Building free
                  -----
from any liens, including but not limited to liens filed against the Premises by any governmental agency, authority or organization, arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond acceptable to Landlord within ten (10) business days after the earlier of imposition of the lien or written request by Landlord. If Tenant fails to remove any lien within the prescribed ten (10) business day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including attorneys' fees and costs, shall be deemed Additional Rent. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Premises.

     Section 5.3  Indemnification.  Tenant shall defend, indemnify and hold
                  ---------------
harmless Landlord, its agents, employees, officers, directors, partners and shareholders ("Landlord's Related Parties") from and against any and all
               --------------------------
liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises by, or the willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Building or Premises. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees or arising from any breach or default under this Lease by Landlord.

     Landlord shall defend, indemnify and hold harmless Tenant, its agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the willful misconduct or negligence of Landlord, its officers, contractors, licensees, agents, servants and employees, or arising from any breach or default under this Lease by Landlord. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Tenant, or its officers, contractors, licensees, agents, employees, or invitees or arising from any breach or default under this Lease by Tenant.

                                  ARTICLE VI.


     Section 6.1    Condemnation.
                    ------------

     (a)     Total Taking. In the event of a taking or damage related to the
             ------------
exercise of the power of eminent domain, by any agency, authority, public utility, person, corporation or entity empowered to condemn property (including without limitation a voluntary conveyance by Landlord in lieu of such taking or condemnation) (individually, a "Taking") of (i) the entire Premises, (ii) so
                                ------
much of the Premises as to prevent or substantially impair its use by Tenant during the Term of this Lease or (iii) portions of the Building or Project required for reasonable access to, or reasonable use of, the Premises (individually, a "Total Taking"), the rights of Tenant under this Lease and the
                  ------------
leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the property taken passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking").
                                        --------------

     (b)     Partial Taking. In the event of a Taking of only a part of the
             --------------
Premises or of a part of the Project which does not constitute a Total Taking during the Term of this Lease (individually, a "Partial Taking"), the rights of
                                                --------------
Tenant under this Lease and the leasehold estate of Tenant in and to the portion of the property taken shall cease and terminate as of the Date of Taking, and an adjustment to the Rent shall be made based upon the reduced area of the Premises.

     (c)     Termination by Landlord or Tenant. In the event of a Taking of the
             ---------------------------------
Building (other than the Premises) such that, in Landlord's or Tenant's reasonable opinion, the Building cannot be restored in a manner that makes its continued operation practically or economically feasible, or if a portion of the Premises or the Project is taken which renders the Premises (or the remaining balance thereof) unusable for Tenant's intended business purposes, at Tenant's sole but reasonable discretion, Landlord or Tenant may terminate this Lease by giving notice to the other party within thirty (30) days after the date notice of such Taking is received by Landlord and Landlord provides Tenant a copy of such notice.

     (d)     Rent Adjustment. If this Lease is terminated pursuant to this
             ---------------
Section 6.1, Landlord shall refund to Tenant any prepaid unaccrued Rent and any
-----------
other sums due and owing to Tenant (less any sums then due and owing Landlord by Tenant), and Tenant shall pay to Landlord any remaining sums due and owing Landlord under this Lease, each prorated as of the Date of Taking where applicable.

     (e)     Repair. If this Lease is not terminated as provided for in this
             ------
Section 6.1, then Landlord at its expense shall promptly repair and restore the
-----------
Building, Project and/or the Premises to approximately the same condition that existed at the time Tenant entered into possession of the Premises, wear and tear excepted (and Landlord shall have no obligation to repair or restore Tenant's improvements to the Premises or Tenant's Property), except for the part taken, so as to render the Building or Project as complete an architectural unit as practical, but only to the extent of the condemnation award received by Landlord for the damage.

     (f)     Awards and Damages. Landlord reserves all rights to damages and
             ------------------
awards paid because of any Partial or Total Taking of the Premises or the Project. Further, Tenant shall not make claims against Landlord or the condemning authority for damages including, without limitation, any damages based upon the value of Tenant's leasehold estate; provided, however, Tenant may claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, Tenant's Property and any other award that would not reduce the award payable to Landlord.

     Section 6.2    Force Majeure.  Neither Landlord nor Tenant shall be
                    -------------
required to perform any term, provision, agreement, condition or covenant in this Lease (other than the obligations of Tenant to pay Rent as provided herein) so long as such performance is delayed or prevented by "Force Majeure", which
                                                        -------------
shall mean acts of God, strikes, injunctions, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, fire, theft, public enemy, insurrection, war, court order, requisition or order of governmental body or authority, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Neither Landlord nor any mortgagee shall be liable or responsible to Tenant for any loss or damage to any property or person occasioned by any Force Majeure, or for any damage or inconvenience which may arise through repair or alteration of any part of the Project as a result of any Force Majeure.

     Section 6.3    Fire or Other Casualty.
                    ----------------------

     (a)     Damage. If any portion of the Premises shall be destroyed or
             ------
damaged by fire or any other casualty, Tenant shall immediately give notice thereof to Landlord. If any portion of the Premises or Project shall be destroyed or damaged by fire or any other casualty then, at the option of Landlord, Landlord may restore and repair the portion of the Premises or Project damaged and, if the Premises are rendered untenantable in whole or in part by reason of such casualty as determined by Landlord, Tenant shall be entitled to an equitable percentage abatement of the Rent hereunder (subject to the limitation in Section 7.3(c) below) until such time as the damaged portion of
              --------------
the Premises (exclusive of any of Tenant's Property or Tenant's improvements) are repaired or restored by Landlord to the extent required hereby or either Tenant or Landlord may terminate this Lease whereupon all Rent accrued up to the time of such termination and any other sums due and owing shall be paid by Tenant to Landlord (less any sums then due and owing Tenant by Landlord) and any remaining sums due and owing by Landlord to Tenant shall be paid to Tenant. In no event shall Landlord have any obligation to repair or restore any such destruction or damage.

     (b)     Repair. Landlord shall use reasonable efforts to give Tenant
             ------
written notice of its decisions, estimates or elections under this Section 6.3
                                                                   -----------
within forty five (45) days after any such damage or destruction. If Landlord has elected to repair and restore the Premises or other portion of the Project, this Lease shall continue in full force and effect, and the repairs will be made within two hundred ten (210) days subject to the provisions of Section 6.2 of
                                                               -----------
this Lease. Should the repairs not be completed within that period, both Landlord and Tenant shall each have the option of terminating this Lease by written letter of termination. If this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid Rent (unaccrued as of the date of damage or destruction) and any other sums due and owing by Landlord to Tenant (less any sums then due and owing Landlord by Tenant) and any remaining sums due and owing by Tenant to Landlord shall be paid to Landlord. If Landlord has elected to repair and reconstruct the Premises or other portion of the Project to the extent stated above, the Term will be extended for a time equal to the period from the occurrence of such damage to the completion of such repair and reconstruction with Rent during such extended period being the same as the last rent paid by Tenant immediately prior to such extended period. If Landlord elects to rebuild the Premises or other portion of the Project, Landlord shall only be obligated to restore or rebuild the Premises or other portion of the Project to approximately the same condition as existed at the time Tenant entered into possession of the Premises, wear and tear excepted and not be required to rebuild, repair or replace any part of Tenant's Property or Tenant's leasehold improvements. Notwithstanding anything contained in this Lease to the contrary, if Landlord shall elect to repair and restore the Premises or other portion of the Project pursuant to this Section 6.3, in no event shall Landlord
                                        -----------
be required to expend under this Article VII any amount in excess of the
                                 -----------
proceeds actually received from the insurance carried by Landlord pursuant to
Section 6.4(a) of this Lease. Landlord shall not be liable for any inconvenience
--------------
or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or destruction or the disregard of the repair thereof.

     (c)     Negligence of Tenant.  Notwithstanding the provisions of Sections
             --------------------                                     --------
6.3(a) and 6.3(b) of this Lease, if the Premises, the Project or any portion
-----------------
thereof, are damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, the Rent under this Lease will not be abated during the repair of that damage, and Tenant will be liable to Landlord for the cost and expense of the repair and restoration of the Premises, the Project or any part thereof, caused thereby to the extent that cost and expense is not covered by insurance proceeds (including without limitation the amount of any insurance deductible).

     Section 6.4    Insurance.
                    ---------

     (a) Landlord shall maintain, or cause to be maintained, standard fire and extended coverage insurance on the Buildings and Building standard tenant improvements (excluding leasehold improvements by Tenant in excess of Building standard and Tenant's Property) in amounts considered by Landlord to be reasonable and customary. The insurance required to be obtained by Landlord may be obtained by Landlord through blanket or master policies insuring other entities or properties owned or controlled by Landlord.

     (b) Tenant shall, at its sole cost and expense, procure and maintain during the Term of this Lease all such policies of insurance as Landlord may require, including without limitation comprehensive general liability insurance (including personal injury liability, premises/operation, property damage, independent contractors and broad form contractual coverage in support of the indemnifications of Landlord by Tenant under this Lease) in amounts of not less than a combined single limit of $1,000,000; comprehensive automobile liability insurance; business interruption insurance; contractual liability insurance; property insurance with respect to Tenant's Property, and all leasehold improvements, alterations and additions in excess of Building standard, to be written on an "all risk" basis for full replacement cost; worker's compensation and employer's liability insurance; and comprehensive catastrophe liability insurance; all maintained with companies, on forms and in such amounts as Landlord may, from time to time, reasonably require and with Landlord to be included as an additional insured. With respect to all third party insurance carriers, the insurer must be licensed to do business in the state in which the Building is located. In the event that Tenant fails to take out or maintain any policy required by this Section 6.4 to be maintained by Tenant, such failure
                        -----------
shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by such policy, notwithstanding that such loss may have been proximately caused solely or partially by the negligence or willful misconduct of Landlord or any of Landlord's Related Parties. If Tenant does not procure insurance as required, Landlord may, upon advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord's demand, plus interest at the Default Rate until repaid by Tenant. Tenant shall provide to Landlord a certificate of insurance that shall provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or nonrenewal of any such policy. A certificate evidencing each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a replacement certificate evidencing each subsequent policy shall be deposited with Landlord at least thirty (30) days prior to the expiration of the preceding such policy. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any. Notwithstanding the foregoing, so long as Tenant maintains a net worth of at least $100,000,000.00, Tenant shall have the right to assume, insure or maintain a plan of self-insurance for all or any part of the insurance required by Landlord under this Lease.

     Section 6.5    Waiver of Subrogation Rights.  Each party hereto waives all
                    ----------------------------
rights of recovery, claims, actions or causes of actions arising in any manner in its (the "Injured Party's") favor and against the other party for loss or
             ---------------
damage to the Injured Party's property located within or constituting a part or all of the Project, to the extent the loss or damage: (a) is covered by the Injured Party's insurance; or (b) would have been covered by the insurance the Injured Party is required to carry under this Lease, whichever is greater, regardless of the cause or origin, including the sole, contributory, partial, joint, comparative or concurrent negligence of the other party. This waiver also applies to each party's directors, officers, employees, shareholders, partners, representatives and agents. The waiver set forth in this Section 6.5
                                                                   -----------
shall be in addition to, and not in substitution for, any other waivers, indemnities or exclusions of liability set forth in this Lease.

                                 ARTICLE VII.


     Section 7.1    Default by Tenant.  The occurrence of any one or more of
                    -----------------
the following events shall constitute a default by Tenant under this Lease:


     (a) Tenant shall fail to pay to Landlord any Rent or any other monetary charge due from Tenant hereunder as and when due and payable;

     (b) Tenant breaches or fails to comply with any term, provision, condition or covenant of this Lease, other than as described in Section 7.1(a), or with any of the Building rules and regulations now or hereafter established to govern the operation of the Project;

     (c) A Transfer (hereinafter defined) shall occur, without the prior written approval of Landlord;

     (d) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

     (e) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant and, within thirty (30) days hereafter, Tenant fails to secure a discharge thereof;

     (f) Tenant shall become insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties;

     (g) During the first twelve (12) months of the Term, Tenant shall desert, abandon or vacate the Premises or any substantial portion thereof or fails to operate its business in the Premises for any reason other than destruction or condemnation of the Premises; thereafter, Tenant shall have the right to vacate all or any part of the Premises so long as Tenant continues to comply with all of the other terms and conditions of this Lease;

     (h) Tenant shall do or permit to be done anything which creates a lien upon the Premises or the Project and such lien is not removed within the time period specified in Section 5.2 hereof.

     Section 7.2    Landlord's Remedies.  Upon occurrence of any default by
                    -------------------
Tenant under this Lease and (i) if the event of default described in Section 7.1(a) is not cured within ten (10) days after receipt by Tenant of written notice from Landlord of such default (provided, however, Landlord shall only be obligated to notify Tenant in writing twice during any twelve (12) month period, thereafter, Tenant shall be in default if Tenant fails to pay any sum due under this Lease as and when due); or (ii) the events described in Sections 7.1(b),
(d), (f) and (g) are not cured within thirty (30) days after written notice from Landlord of such default (unless such default cannot reasonably be corrected within said thirty (30) days in which event Tenant shall not be in default if Tenant commences such correction within said thirty (30) days and thereafter diligently prosecutes such correction to completion; there being no notice and cure period for events of defaults described in Sections 7.1(c), (e) and (h) except as otherwise set forth herein), the Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

     (a) Continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent, Additional Rent and other charges when due.

     (b) Terminate this Lease, and Landlord may forthwith repossess the Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property, (iii) the unpaid Rent and any other sums accrued hereunder at the date of termination, (iv) a sum equal to the amount, if any, by which the present value of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Term, if the terms of this Lease had been fully complied with by Tenant, discounted at five percent (5%) per annum exceeds the total fair market value of the Premises for the balance of the Term (it being the agreement of the parties hereto that Landlord shall receive the benefit of its bargain), (v) the cost of reletting the Premises including, without limitation, the cost of restoring the Premises to the condition necessary to rent the Premises at the prevailing market rental rate, normal wear and tear excepted, (vi) any increase in insurance premiums caused by the vacancy of the Premises, (vii) the amount of any unamortized improvements to the Premises paid for by Landlord, (viii) the amount of any unamortized brokerage commission or other costs paid by Landlord in connection with the leasing of the Premises and (ix) any other sum of money or damages owed by Tenant to Landlord. In the event Landlord shall elect to terminate this Lease, Landlord shall at once have all the rights of reentry upon the Premises, without becoming liable for damages, or guilty of trespass.

     (c) Terminate Tenant's right of occupancy of the Premises and reenter and repossess the Premises by entry, forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, without acceptance of surrender of possession of the Premises, and without becoming liable for damages or guilty of trespass, in which event Landlord may, but shall be under no obligation to, relet the Premises or any part thereof for the account of Tenant (nor shall Landlord be under any obligation to relet the Premises before Landlord relets or leases any other portion of the Project or any other property under the ownership or control of Landlord) for a period equal to or lesser or greater than the remainder of the Term of the Lease on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Tenant shall be liable for and shall pay to Landlord all Rent payable by Tenant under this Lease (plus interest at the Default Rate provided in Section 3.1(c) of this Lease if in arrears) plus an amount equal to (i) the cost of recovering possession of the Premises, (ii) the cost of removing and storing any of Tenant's or any other occupant's property left on the Premises or the Project after reentry, (iii) the cost of decorations, repairs, changes, alterations and additions to the Premises and the Project, (iv) the cost of any attempted reletting or reletting and the collection of the rent accruing from such reletting, (v) the cost of any brokerage fees or commissions payable by Landlord in connection with any reletting or attempted reletting, (vi) any other costs incurred by Landlord in connection with any such reletting or attempted reletting, (vii) the cost of any increase in insurance premiums caused by the termination of possession of the Premises, (viii) the cost of any increase in insurance premiums caused by the termination of possession of the Premises, (ix) the amount of any unamortized improvements to the Premises paid for by Landlord, (x) the amount of any unamortized brokerage commissions or other costs paid by Landlord in connection with the leasing of the Premises and (xi) any other sum of money or damages owed by Tenant to Landlord at law., It is agreed to by Landlord and Tenant that all the above will be reduced by any sums received by Landlord through any reletting of the Premises; provided, however, that in no event shall Tenant be entitled to
                 --------  -------
any excess of any sums obtained by reletting over and above Rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting Landlord is authorized to make any repairs, changes, alterations or additions in or to the Premises that may be necessary. Landlord may file suit to recover any sums falling due under the terms of this Section 7.2(c) from time to time, and
                                         --------------
no delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under Section 7.2(b)
                                                                 --------------
of this Lease.

     (d) Enter upon the Premises and do whatever Tenant is obligated to do under the terms on this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease plus fifteen percent (15%) of such cost to cover overhead plus interest at the Default Rate provided in this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action. No action taken by Landlord under this Section 7.2(d) shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

     (e) Change all door locks and other security devices of Tenant at the Premises and/or the Project, and Landlord shall not be required to provide the new key to the Tenant except during Tenant's regular business hours, and only upon the condition that Tenant has cured any and all defaults hereunder and in the case where Tenant owes Rent to the Landlord, reimbursed Landlord for all Rent and other sums due Landlord hereunder. Landlord, on terms and conditions satisfactory to Landlord in its sole discretion, may upon request from Tenant's employees, enter the Premises for the purpose of retrieving therefrom personal property of such employees, provided, Landlord shall have no obligation to do so.

     (f) Exercise any and all other remedies available to Landlord in this Lease, at law or in equity.

     Section 7.3    Waiver of Duty to Relet or Mitigate. Notwithstanding
                    -----------------------------------
anything contained herein to the contrary, to the full extent permitted under applicable law, Tenant and Landlord agree that Landlord shall have no duty to relet the Premises or otherwise mitigate damages under this Lease and Tenant hereby releases Landlord from any and all duty to relet the Premises or otherwise mitigate damages. Tenant agrees that Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished, because of Landlord's failure to relet the Premises or collect rent due with respect to such reletting. Furthermore, Tenant hereby waives any and all rights to plead such failure of Landlord to mitigate damages as an affirmative defense in any proceeding based on any Default by Tenant under this Lease. In the event, and only in the event, that (despite such waiver and contrary to the intent of the parties hereunder) applicable law requires Landlord to attempt to mitigate damages, Landlord and Tenant agree that any such duty to mitigate shall be satisfied and Landlord shall be deemed to have used objectively reasonable efforts to fill the Premises by doing the following: (a) posting a "For Lease" sign on the Premises; (b) advising Landlord's leasing agent of the availability of the Premises; and (c) advising at least five (5) national outside commercial brokerage entities of the availability of the Premises; provided, however, that
                                                        --------  -------
Landlord shall not be obligated to relet the Premises before leasing any other unoccupied portions of the Project and any other property under the ownership or control of Landlord. If Landlord receives any payments from the reletting of the Premises and is required to mitigate damages (despite the intent of the parties hereunder), any such payment shall first be applied to any costs or expenses incurred by Landlord as a result of Tenant's Default under this Lease.

     Section 7.4    Reentry. If Tenant fails to allow Landlord to reenter and
                    -------
repossess the Premises, Landlord shall have full and free license to enter into and upon the Premises with process of law for the purpose of repossessing the Premises, expelling or removing Tenant and any others who may be occupying or within the

Premises, removing any and all property therefrom and changing all door locks of the Premises. Landlord may take these actions without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, without accepting surrender of possession of the Premises by Tenant, and without incurring any liability for any damage resulting therefrom, including without limitation any liability arising under applicable state law and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law or in equity.

     Section 7.5    Rights of Landlord in Bankruptcy. Nothing contained in this
                    --------------------------------
Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency, by reason of the expiration or termination of this Lease or the termination of Tenant's right of occupancy, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to in this Section 7.5. In the event that under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

     Section 7.6    Waiver of Certain Rights. To the extent permitted by
                    ------------------------
applicable law, Tenant hereby expressly waives any and all rights Tenant may have under applicable state law to its right to redeem the Premises or otherwise recover possession of the Premises after a termination of this Lease. Tenant hereby waives any and all liens (whether statutory, contractual or constitutional) it may have or acquire as a result of a breach by Landlord under this Lease. Tenant also waives and releases any statutory lien and offset rights it may have against Landlord, including without limitation the rights conferred upon applicable state law.

     Section 7.7    Non-Waiver. Failure on the part of Landlord to complain of
                    ----------
any action or nonaction on the part of Tenant, no matter how long the same may continue, shall not be deemed to be a waiver by Landlord of any of its rights under this Lease. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by Landlord shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval by Landlord to or of any action by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

     Section 7.8    Holding Over. In the event Tenant remains in possession of
                    ------------
the Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant, at Landlord's option, shall be deemed to be occupying the Premises as a tenant at will at a base rental equal to one hundred twenty five percent (125%) for the first thirty (30) days, then one hundred fifty percent (150%) thereafter of the then applicable Base Rent, and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at will, including without limitation the payment of all other Rent; provided, however, nothing
                                                  --------  -------
contained herein shall require Landlord to give Tenant more than thirty (30) days prior written notice to terminate Tenant's tenancy-at-will. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend or renew the Term or in any other manner be construed as permission by Landlord to hold over. Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination or expiration of this Lease, and for all other losses, costs and expenses, including reasonable attorneys' fees, incurred by reason of such holding over.

     Section 7.9    Abandonment of Personal Property. Any personal property
                    --------------------------------
left in the Premises or any personal property of Tenant left about the Project at the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, shall be deemed abandoned by Tenant and may, at the option of Landlord, be immediately removed from the Premises or such other space by Landlord and stored by Landlord at the full risk, cost and expense of Tenant. Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. In the event Tenant does not reclaim any such personal property and pay all costs for any storage and moving thereof within thirty (30) days after the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, Landlord may dispose of such personal property in any way that it deems proper. If Landlord shall sell any such personal property, it shall be entitled to retain from the proceeds the amount of any Rent or other expenses due Landlord, together with the cost of storage and moving and the expense of the sale. Notwithstanding anything contained herein to the contrary, in addition to the rights provided herein with respect to any such property, Landlord shall have the option of exercising any of its other rights or remedies provided in the Lease or exercising any rights or remedies available to Landlord at law or in equity.

     Section 7.10   Quiet Enjoyment. So long as there is no continuing event
                    ---------------
of default by Tenant as defined in Section 7.1, Landlord covenants and agrees that Tenant shall peacefully and quietly have, hold and enjoy the Premises for the Term without hindrance by Landlord or any person claiming through or under Landlord.


                                 ARTICLE VIII.


     Section 8.1    Transfers. Except in strict accordance with the provisions
                    ---------
of this Article VIII, Tenant shall not, by operation of law or otherwise, (a) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this

Lease, the Premises or any part of or interest in this Lease or the Premises,
(b) grant any concession or license within the Premises, (c) sublet all or any part of the Premises or any right or privilege appurtenant to the Premises, or
(d) permit any other party to occupy or use all or any part of the Premises (collectively, a "Transfer"), without the prior written consent of Landlord which consent shall not be unreasonably withheld, delayed or conditioned. This prohibition against a Transfer includes, without limitation, (i) any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure, except in accordance with this Section 8.1; (ii) an assignment or subletting to or by a receiver or trustee in any Federal or State bankruptcy, insolvency, or other proceedings; (iii) the sale, assignment or transfer of all or substantially all of the assets of Tenant, with or without specific assignment of Lease; (iv) the change in control in a partnership; or
(v) conversion of Tenant to a limited liability entity. If Tenant converts to a limited liability entity without obtaining the prior written consent of
Landlord: (i) the conversion shall be null and void for purposes of the Lease, including the determination of all obligations and liabilities of Tenant and its partners to Landlord; (ii) all partners of Tenant immediately prior to its conversion to a limited liability shall be fully liable, jointly and severally, for obligations of Tenant accruing under this Lease pre-conversion and post-conversion, and all members and other equity holders in Tenant post-conversion shall be fully liable for all obligations and liabilities of Tenant accruing under the Lease after the date such members and other equity holders are admitted to the limited liability entity as if such person or entity had become a general partner in a partnership; and (iii) Landlord shall have the option of declaring Tenant in Default under this Lease. If Tenant requests Landlord's consent to any Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; a copy of the proposed sublease or assignment agreement; banking, financial and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant's transferee shall assume all of Tenant's obligations under this Lease in a writing satisfactory to Landlord, and Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfer. If the aggregate rental, bonus or other consideration paid by a transferee for any such space exceeds the sum of (y) Tenant's Rent to be paid to Landlord for such space during such period less (z) Tenant's costs and expenses actually incurred in connection with such Transfer, including reasonable brokerage fees, reasonable costs of finishing or renovating the space affected and reasonable cash rental concessions, which costs and expenses are to be amortized over the term of the Transfer (a "Profit"), then fifty percent (50%) of such Profit shall be paid to Landlord over the term after such amount is earned by Tenant (notwithstanding the foregoing, Tenant shall be entitled to retain one hundred percent (100%) of any Profit with respect to the first thirty thousand (30,000) rentable square feet of Premises subleased by Tenant). Such Profit in the case of a sublease shall be calculated and adjusted (if necessary) on a Lease Year (or partial Lease Year) basis, and there shall be no cumulative adjustment for the Term. Landlord shall have the right to audit Tenant's books and records relating to the Transfer. Tenant authorizes its transferees to make payments of rent and any other sums due and payable, directly to Landlord upon receipt of notice from Landlord to do so. Any attempted Transfer by Tenant in violation of the terms and covenants of this Article VIII shall be void and shall constitute a Default by Tenant under this Lease. In the event that Tenant requests that Landlord consider a sublease or assignment hereunder, Tenant shall pay Landlord's reasonable fees including Landlord's reasonable attorney's fees, not to exceed Five Hundred and 00/100 Dollars ($500.00) per transaction, incurred in connection with the consideration of such request.

     Section 8.2    Permitted Transfers. Notwithstanding any provision to the
                    -------------------
contrary, Tenant may assign this Lease or sublet the Premises without Landlord's consent (i) to any corporation or affiliate or any other entity that controls, is controlled by or is under common control with Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; (iii) in connection with the sale of all or substantially all of the assets of Tenant (collectively, a "Permitted Transferee"), so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or
(iii) above and provided such assignee, subtenant or successor-in-interest expressly assumes Tenants' obligations and liabilities hereunder. No such assignment, sublease or transfer, however, shall release Tenant from any covenant, liability or obligation under this Lease unless agreed to by Landlord in writing.

     Section 8.3    Assignment by Landlord. Landlord shall have the right at
                    ----------------------
any time to sell, transfer or assign, in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties, obligations or interests in this Lease or in the Premises, the Building, the Land, the Project and all other property referred to herein, without the prior consent of Tenant, and such sale, transfer or assignment shall be binding on Tenant. After such sale, transfer or assignment, Tenant shall attorn to such purchaser, transferee or assignee, and Landlord shall be released from all liability and obligations under this Lease accruing after the effective date of such sale, transfer or assignment.

     Section 8.4    Limitation of Landlord's Liability. Any provisions of this
                    ----------------------------------
Lease to the contrary notwithstanding, Tenant hereby agrees that no personal, partnership or corporate liability of any kind or character (including, without limitation, the payment of any judgment) whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or any of Landlord's Related Parties or any mortgagee for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Project. Further, in no event shall Landlord be liable to Tenant, or any interest of Landlord in the Project be subject to execution by Tenant, for any indirect, special, consequential or punitive damages. In no event shall Tenant be liable to Landlord for any indirect, special, consequential (except for Tenant's indemnity of Landlord set forth in Section 7.8 hereof) or punitive damages.

                                  ARTICLE IX.


     Section 9.1    Subordination. Landlord represents and warrants to Tenant
                    -------------
that the Project is not currently subject to any mortgage, deed of trust, ground lease or similar encumbrance. This Lease shall be subject and subordinated at all times to (a) all ground or underlying leases which may hereinafter be executed affecting the Project, and (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts whatsoever hereafter placed on the Project or Landlord's interest or estate therein or on or against such ground or underlying leases and to all renewals, modifications, consolidations, replacements and extensions thereof and to each advance made or hereafter to be made thereunder. Tenant shall execute and deliver upon demand any instruments, releases or other documents requested by Landlord, any lessor or mortgagee for the purpose of subjecting and subordinating this Lease to such ground leases, mortgages or deeds of trust. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, only upon such party's request and at such party's sole discretion but not otherwise. Notwithstanding such attornment, Tenant agrees that any such successor in interest shall not be (a) liable for any act or omission of, or subject to any rights of setoff, claims or defenses otherwise assertable by Tenant against, any prior owner of the Project (including without limitation, Landlord), (b) bound by any rents paid more than one (1) month in advance to any prior owner, and (c) if such successor is a mortgagee or a ground lessor whose address has been previously given to Tenant, bound by any modification, amendment, extension or cancellation of the Lease not consented to in writing by such mortgagee or ground lessor. Tenant shall execute all such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any mortgagee or lessor under a lien instrument or lease covering the Premises whose address has been given to Tenant, and affording such mortgagee or lessor a reasonable opportunity to perform Landlord's obligations hereunder. Notwithstanding the generality of the foregoing, any mortgagee or ground lessor may at any time subordinate any such deeds of trust, mortgages, other security instruments or ground leases to this Lease on such terms and conditions as such mortgagee or ground lessor may deem appropriate.

     Section 9.2    Estoppel Certificate or Three-Party Agreement. Tenant
                    ---------------------------------------------
agrees within fifteen (15) business days following request by Landlord (a) to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Landlord, certifying (i) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification (ii) the date to which the Rent and other charges are paid in advance, if any, (iii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or so specifying such defaults, if any, as are claimed and/or (iv) any other matters as such third party may reasonably require in connection with the business dealings of Landlord and/or such third party. Tenant's failure to deliver such certificate or three-party agreement within such fifteen (15) business day period shall be conclusive upon Tenant (x) that this Lease is in full force and effect without modification except as may be represented by Landlord, (y) that to Tenant's knowledge there are no uncured defaults in Landlord's performance, and (z) that no Rent has been paid in advance except as set forth in this Lease.

     Section 9.3    Notices. Any notice, request, approval, consent or other
                    -------
communication required or contemplated by this Lease must be in writing, unless otherwise in this Lease expressly provided, and may be given or be served by depositing the same in the United States Postal Service, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in case of a corporate party, to an officer of such party), or by prepaid telegram or express overnight mail service, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after three (3) days (exclusive of Saturdays, Sundays and postal holidays) after such deposit. Notice given in any other manner shall be effective only if and when delivered to the party to be notified or at such party's address for purposes of notice as set forth herein. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as provided on the first page of this Lease; provided, that any notices sent to Tenant will only be effective if copies thereof are simultaneously sent to IKON Office Solutions, Inc. 70 Valley Stream Parkway, Malvern PA 19355, Attn: Real estate Department and 810 Gears Road, Houston, Texas, Attn: Facilities Manager, and provided, that any notices sent to Landlord will only be effective if copies thereof are simultaneously sent to Brookdale Investors Three, L.P., 3343 Peachtree Road, N.E., Suite 510, Atlanta, Georgia 30326, Attention: Mr. Fred Henritze, and SV Reserve, L.P., c/o Simmons, Vedder & Co., 210 Barton Springs Road, Suite 500, Austin, Texas 78704, Attention: Mr. David Arnow. The parties hereto shall have the right from time to time to change their respective addresses by giving at least fifteen (15) days' written notice to t he other party in the manner set forth in this Section 9.3.
                                      -----------


                                   ARTICLE X.


     Section 10.1   Rights and Remedies Cumulative. The rights and remedies of
                    ------------------------------
Landlord and Tenant under this Lease shall be nonexclusive and each right or remedy shall be in addition to and cumulative of all other rights and remedies available to Landlord and Tenant under this Lease or at law or in equity. Pursuit of any right or remedy shall not preclude pursuit of any other rights or remedies provided in this Lease or at law or in equity, nor shall pursuit of any right or remedy constitute a forfeiture or waiver of any Rent due to Landlord or services to be provided to Tenant or of any damages accruing to Landlord or Tenant by reason of the violation of any of the terms of this Lease.

     Section 10.2   Legal Interpretation. This Lease and the rights and
                    --------------------
obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the state in which the Building is located and the United States. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Lease, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. All obligations of either party hereunder not fully performed as of the expiration or termination of the Term of this Lease shall survive the expiration or termination of the Term of this Lease and shall be fully enforceable in accordance with those provisions pertaining thereto. Article and section titles and captions appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease. No custom or practice which may evolve between the parties in the administration of the terms of this Lease shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. This Lease is for the sole benefit of Landlord and Tenant, and, without the express written consent thereto, no third party shall be deemed a third party beneficiary hereof. Tenant agrees that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Premises and that this Lease, including written extrinsic documents referred to herein, is the entire agreement of the parties, and that there are no representations, understandings, stipulations, agreements, warranties or promises (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease or the Premises. It is likewise agreed that this Lease may not be altered, amended, changed or extended except by an instrument in writing signed by both Landlord and Tenant. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or because such party or its counsel is the draftsman of this Lease. All references to days in this Lease and any Exhibits or Addendums hereto mean calendar days, not working or business days, unless otherwise stated.

     Section 10.3   Authority. Both Tenant and the person executing this Lease
                    ---------
on behalf of Tenant warrant and represent unto Landlord that (a) Tenant is a duly organized and validly existing legal entity, in good standing and qualified to do business in the state in which the Building is located, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary, (b) Tenant has full right, power and authority to execute, deliver and perform this Lease, (c) the person executing this Lease on behalf of Tenant is authorized to do so, (d) upon execution of this Lease by Tenant, this Lease shall constitute a valid and legally binding obligation of Tenant, and (e) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of the matters set forth in this Section. Both Landlord and the person executing this Lease on behalf of Landlord warrant and represent unto Tenant that (a) Landlord is a duly organized and validly existing legal entity, in good standing and qualified to do business in the state in which the Building is located, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary, (b) Landlord has full right, power and authority to execute, deliver and perform this Lease, (c) the person executing this Lease on behalf of Landlord is authorized to do so, (d) upon execution of this Lease by Landlord, this Lease shall constitute a valid and legally binding obligation of Landlord, and (e) upon request of Tenant, such person will deliver to Tenant satisfactory evidence of the matters set forth in this Section.

     Section 10.4   Brokers. Landlord and Tenant warrant and represent to the
                    -------
other that it has not dealt with any real estate broker and/or salesman (other than Cushman Realty Corporation, who represented Landlord and The Staubach Company who represented Tenant) in connection with the negotiation or execution of this Lease and no such broker or salesman has been involved in connection with this Lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman (other than the aforesaid brokers) due to acts of such party or such party's representatives.


     Section 10.5   Consents by Landlord. In all circumstances under this Lease
                    --------------------
where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and, unless the provision specifies to the contrary, such consent or approval shall not be unreasonably withheld, conditioned or delayed.


               With respect to any provision of this Lease which provides that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     Section 10.6   Joint and Several Liability. If there is more than one
                    ---------------------------
Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

     Section 10.7   Independent Covenants. The obligation of Tenant to pay
                    ---------------------
Rent and other monetary obligations provided to be paid by Tenant under this Lease and the obligation of Tenant to perform Tenant's other covenants and duties under this Lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this Lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this Lease and not otherwise, and Tenant acknowledges and agrees that in no event shall such obligations, covenants and duties of Tenant under this Lease be dependent upon the condition of the Premises or the Project, or the performance by Landlord of its obligations hereunder.

     Section 10.8   Attorneys' Fees and Other Expenses. In the event either
                    ----------------------------------
party hereto defaults in the faithful performance or observance of any of the terms, covenants, provisions, agreements or conditions contained in this Lease, the party in default shall be liable for and shall pay to the nondefaulting party all reasonable expenses incurred by such party in enforcing any of its remedies for any such default, and if the nondefaulting party places the enforcement of all or any part of this Lease in the hands of an attorney, the party in default agrees to pay the nondefaulting party's reasonable attorneys' fees in connection therewith.

     Section 10.9   Recording. Neither Landlord nor Tenant shall record this
                    ---------
Lease, but a short-form memorandum hereof may be recorded at the request of Landlord.

     Section 10.10  Disclaimer; Waiver of Jury Trial. LANDLORD AND TENANT
                    --------------------------------
EXPRESSLY ACKNOWLEDGE AND AGREE, AS A MATERIAL PART OF THE CONSIDERATION FOR LANDLORD'S ENTERING INTO THIS LEASE WITH TENANT, THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS LEASE, LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE USE OR CONDITION OF THE PREMISES OR THE PROJECT, EITHER EXPRESS OR IMPLIED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES OR THE PROJECT ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER WARRANTY (EXPRESS OR IMPLIED) REGARDING THE PREMISES OR THE PROJECT. EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE NO, AND SHALL NOT BE ANY, IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL SUCH OTHER EXPRESS OR IMPLIED WARRANTIES IN CONNECTION HEREWITH BEING EXPRESSLY DISCLAIMED AND WAIVED.

                   LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

     Section 10.11  Access to Roof. Tenant shall have the right to access the
                    --------------
roof of the Building necessary to accomplish the work reflected in the Final Plans. Tenant or Tenant's contractors shall not take any action that will nullify, void or otherwise adversely affect Landlord's roof warranty. It is anticipated that this would include but not be limited to HVAC, electrical, and satellite dish installations included in Exhibit C of this Lease. Otherwise, Tenant shall have no right of access to the roof of the Building.

     Section 10.12  Parking. Tenant's occupancy of the Premises shall at all
                    -------
times include the use of five and four tenths (5.4) parking spaces per 1,000 rentable square feet initially leased by Tenant which parking spaces shall be used in common with other tenants, invitees and visitors of the Building. Tenant shall have the right to park in the Building parking facilities in common with other tenants of the Building upon such terms and conditions established by Landlord at any time during the Term of this Lease. Tenant agrees not to overburden the parking facilities by using the parking facilities in excess of the parking ratio described above and agrees to cooperate with Landlord and other tenants in use of the parking facilities. Landlord reserves the right to reconfigure the parking area and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate. At any time on or before May 1, 2003, Tenant shall have the right to cause Landlord to reconfigure the parking area (which may include an area currently used as a buffer in the parking area) so as to make available to Tenant a total of six (6) parking spaces per 1,000 rentable square feet of Premises initially leased or expanded by Tenant. Such reconfiguration shall be at Landlord's sole cost and expense subject to Landlord's right to amortize such costs in Operating Expenses over the remaining Term of this Lease. Tenant shall have fifteen (15) exclusive visitor parking spaces for the term of the Lease and any Renewals thereafter.

     Section 10.13  No Accord or Satisfaction. No payment by Tenant or receipt
                    -------------------------
by Landlord of a lesser amount than the Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum and to pursue any other remedy provided in this Lease.

     Section 10.14  Acceptance. The submission of this Lease by Landlord does
                    ----------
not constitute an offer by Landlord or other option for, or restriction of, the Premises, and this Lease shall only become effective and binding upon Landlord, upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

     Section 10.15  Waiver of Counterclaim. Tenant hereby waives the right to
                    ----------------------
interpose any counterclaim of whatever description in any summary proceeding.

     Section 10.16  Time Is of the Essence. Time is of the essence of this
                    ----------------------
Lease. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

     Section 10.17  Counterparts. This Lease may be executed in any number of
                    ------------
counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.


     IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:                                                                  TENANT:
--------                                                                   ------
SV RESERVE, L.P., a Georgia limited partnership                            IKON OFFICE SOLUTIONS, INC.,
                                                                           an Ohio corporation
   By: SV Reserve GP, LLC, a Georgia limited
       liability company, its sole general partner                         By: /s/ Ronald Rael
                                                                              -----------------------------------
                                                                           Name: Ronald Rael
                                                                                ---------------------------------
       By: /s/ C.L. Davidson, III                                          Title: Director of Real Estate
           ----------------------                                                --------------------------------
           C.L. Davidson, III
           President

                                   EXHIBIT A

                           LEGAL DESCRIPTION OF LAND
                           -------------------------

                         METES AND BOUNDS DESCRIPTION
                       15.69 ACRES (683,641) SQUARE FEET

Being 15.69 acres (683,641 square feet) of land situated in the W.C.R.R. Co. Survey, Section 17, Abstract 889, Harris County, Texas, and being out of that certain 583,907 acre tract of land called "Tract 1" recorded under File Number G443632 and Film Code 132-81-0495 and under File Number G445633 and Film Code ###-##-####, both of the Harris County Official Public Records of Real Property, and also being all of Restricted Reserves "A" and "B" in Greens Crossing, Section Four, a subdivision recorded in Volume 308, Page 2 of the Harris County Map Records: said 15.69 acres (683,641 square feet) of land being more particularly described by metes and bounds as follows (all bearings are referenced to the monumented north right-of-way line of Gears Road, varying in width as recorded under Film Number H263645 and Film Code 002-97-1374 of the Harris County Official Public Records of Real Property);

BEGINNING at a 5/8 inch iron rod set for the most southerly and of a 10-foot cutback located at the intersection of the west right-of-way line of Greens Crossing Boulevard, now based on 90 feet in width and recorded in Volume 308, Page 2 of the Harris County Map Records, with the north right-of-way line of said Gears Road, based on 90 feet in width, and being the most southerly southeast corner of said Restricted Reserve "3" and also being the most southerly southeast corner of the herein described tract of land;

THENCE S 87"42'11" W 882.90 feet, with the north right-of-way line of said Gears Road, and passing at 430.00 feet the southwest corner of said Reserve "B", same being the southeast corner of said Reserve "A", and passing at 831.12 feet a 5/8 inch iron rod found for the southwest corner of said Reserve "A", to a 5/8 inch iron rod found for the beginning of a curve;

THENCE 158.16 feet, with the arc of a curve to the left in the north right-of-way line of said Gears Road, now varying in width whose chord bears 3 85"26'16" W 158.11 feet and having a central angle of 04"31'31" and a radius of 2000.00 feet, to a 5/8 inch iron rod found for a point of reverse curve;

THENCE 158.16 feet, with the arc of a curve to the right whose chord bears 5 85"26'16" W 158.11 feet and having a central angle of 04"31'51" and a radius of 2000.00 feet, to a 5/8 inch iron rod found for the end of the curve and being the southwest corner of this tract and also being the intersection of the north right-of-way line of said Gears Road with the east line of that certain 6.118 acre tract of land called Parcel Three and conveyed to Harris County Flood Control District by instrument recorded under File Number H617939 and Film Code ###-##-#### of the Harris County Official Public Records of Real Property;

THENCE N 02"17'30" W 177.50 feet, with the east line of said Parcel Three, to a 5/8 inch iron rod found for beginning of a curve;

THENCE 118.11 feet, with the arc of a curve to the left in the east line of said Parcel Three whose chord bears N 19"32'07" W 116.26 feet and having a central angle of 35"09'14" and a radius of 192.50 feet, to a 5/8 inch iron rod set for the end of the curve;

THENCE N 37"26'44" W 58.47 feet, to a 5/8 inch iron rod found for the intersection of the east line of said Parcel Three, with the east right-of-way line of Old Gears Road, based on 50 feet in width, and being a corner in the west line of this tract;

15.69 ACRES (683,641 SQUARE FEET)

THENCE N 02 degrees 17' 30" W 38.97 feet to a 5/8 inch iron rod set for the intersection of the east right-of-way line of said Old ? Road with the south right-of-way line of West Greens Road, based on 80 feet in width and recorded in Volume 4201, Page ? of the Harris County Deed Records, and being the northwest corner of this tract;

THENCE N 42 degrees 44' 13" E 209.58 feet, with the south right-of-way line of said West Greens Road, to a 5/8 inch iron rod set for the beginning of a curve;

THENCE 396.81 feet, with the arc of a curve to the right in the south right-of-way line of said West Greens Road whose chord bears N 53 degrees 00' 38" E 394.68 feet and having a central angle of 20 degrees 33' 29" and a radius of 1105.91 feet, to the end of the curve and the northwest corner of Restricted Reserve "A" in Greens Crossing, Section Eight, a subdivision recorded in Volume 321, Page 98 of the Harris County Map Records, same being the northwest corner of that certain 1.6706 acre tract of land conveyed to Southwestern Bell Telephone Company by instrument recorded under File Number H367735 and Film Code ###-##-#### of the Harris County Official Public Records of Real Property, and being the most northerly northeast corner of this tract and from which a Southwestern Bell Telephone Company monument in concrete bears N 44 degrees 39' 28" E 0.46 feet;

THENCE S 02 degrees 50' 58" E 283.06 feet to a Southwestern Bell Telephone Company monument in concrete found for the southwest corner of said Restricted Reserve "A" in Greens Crossing, Section Eight, and being an interior corner of this tract and also being in the north line of said Restricted Reserve "A" in Greens Crossing, Section Four;

THENCE N 87 degrees 25' 13" E 797.20 feet, passing at 224.58 feet a Southwestern Bell Telephone Company monument in concrete found for the southeast corner of said Restricted Reserve "A" in Greens Crossing, Section Eight, same being the southwest corner of Restricted Reserve "B" in said Greens Crossing, Section Eight, and passing at 362.06 feet the northeast corner of said Restricted Reserve "A" in Greens Crossing, Section Four, same being the northwest corner of said Restricted Reserve "B" in Greens Crossing, Section Four, to a 5/8 inch iron rod set for the southeast corner of said Restricted Reserve "B" in Greens Crossing, Section Eight, same being the northeast corner of said Restricted Reserve "B" in Greens Crossing, Section Four, and being the most easterly northeast corner of this tract and also being in the west right-of-way line of said Greens Crossing Boulevard;

THENCE S 02 degrees 50' 58" E 496.24 feet to a 5/8 inch iron rod found for the most northerly and of said 10-foot cutback located at the intersection of the west right-of-way line of said Greens Crossing Boulevard with the north right-of-way line of said ? Road and being the most easterly southeast corner of said Restricted Reserve "B" in Greens Crossing, Section Four and also being the most easterly southeast corner of this tract;

15.69 ACRES (683,641 SQUARE FEET)

THENCE S 42 degrees 25' 37" W 14.07 feet to the PLACE OF BEGINNING and containing 15.69 acres (683,641 square feet ) of land.

The area stated in acres is compatible with the allowable precision of closure for this survey. The area stated in square feet is a calculated value only.



                                        Jeffrey N. Heck
                                        Registered Professional Land Surveyor
                                        Texas Registration No. 4385


                          Texas Land Surveying, Inc.
                    P.O. Box 5825   Pasadena, Texas   77308
                                (281) 437-5380
                        Job No. 0273-041A   May 6, 1998